Exhibit 99.1

Destination Maternity Reports First Quarter Fiscal 2018 Results

- Reports net income for first quarter compared to net loss in prior year first quarter

- Adjusted EBITDA Before Other Charges increases 24% from prior year first quarter

- E-commerce sales rise 43% from prior year first quarter

- Continued cost savings improvements with Selling, General and Administrative expenses declining 6.8% from prior year first quarter

MOORESTOWN, N.J., June 14, 2018 — Destination Maternity Corporation (NASDAQ: DEST), the world’s leading maternity apparel retailer, today announced financial results for the first quarter of fiscal 2018 ended May 5, 2018 compared to the first quarter of fiscal 2017 ended April 29, 2017.

Commentary

“Our financial performance in the first quarter was in line with expectations, highlighted by reductions in SG&A, double digit growth in our e-commerce channel and increases in operating income,” said Marla Ryan, Chief Executive Officer of Destination Maternity. “While I am encouraged by our progress, there is more work to be done to unlock the company’s full potential and improve our overall operating performance.”

“Since taking the helm as CEO, I have been working closely with our employees to implement a comprehensive and attainable business plan geared toward accelerating revenue growth, rationalizing expenses and improving profitability. This includes identifying opportunities to expand our ecommerce sales platform, prioritizing inventory optimization and developing new partnerships and innovations that will help us better engage with our customers and drive strengthened brand loyalty.”

“While it is still early days for me, I am excited for the opportunities ahead. With the support of a highly talented team of employees, combined with Destination Maternity’s strong brand equity, I am confident we can transform this company into a more nimble and profitable organization that generates long term shareholder value.”

First Quarter Fiscal 2018 Financial Results

•	Net sales for the first quarter of fiscal 2018 decreased 3.0% to $103.2 million from $106.4 million for the first quarter of fiscal 2017, which included $0.8 million related to a change in the method of accounting for gift card breakage.

•	Comparable sales for the first quarter of fiscal 2018 decreased 0.1%.

•	Gross margin for the first quarter of fiscal 2018 was 53.7%, a decrease of 70 basis points from the comparable prior year gross margin.

•	Selling, general and administrative expenses (“SG&A”) for the first quarter of fiscal 2018 decreased 6.8% to $51.9 million. As a percentage of net sales, SG&A decreased 210 basis points to 50.2%.

•	Adjusted EBITDA before other charges was $7.9 million for the first quarter of fiscal 2018, an increase of 24.2% compared to $6.3 million for the first quarter of fiscal 2017.

•	Net income for the first quarter of fiscal 2018 was $0.2 million, or $0.02 per share (diluted), compared to a net loss of $1.1 million, or $0.08 per share (diluted), for the first quarter of fiscal 2017.

•	Adjusted net income for the first quarter of fiscal 2018 was $1.0 million, or $0.07 per share (diluted), compared to the comparably adjusted net loss for the first quarter of fiscal 2017 of $0.7 million, or $0.05 per share (diluted).

Adjusted EBITDA before other charges, and adjusted net income, are defined in the financial tables at the end of this press release.

Other First Quarter Fiscal 2018 Financial Information

•	Capital expenditures totaled $1.1 million primarily driven by investments in stores and investments to support key systems projects.

•	At May 5, 2018, inventory was $66.4 million, a decrease of $7.3 million compared to $73.7 million at April 29, 2017.

Retail Locations

	Three Months Ended
	May 5, 2018	April 29, 2017
Store Openings (1)	0	4
Store Closings (1) (2)	3	8

Period End Retail Location Count (1)
Stores	484	511
Leased Department Locations	634	646

Total Retail Locations	1,118	1,157

1)	Excludes international franchised locations.
2)	During the three months ended April 29, 2017 Macy’s completed closure of 59 stores where we had a leased department within the store.

Conference Call Information

As announced previously, a pre-recorded conference call regarding the Company’s first quarter Fiscal 2018 financial results that includes comments on the results from members of our senior management, will be available today at 9:00 a.m. Eastern Time. Interested parties can listen to this conference call by dialing (800) 219-6970 in the United States and Canada or (574) 990-1028 outside of the United States and Canada. The conference call will also be available on the investor section of the Company’s website at http://investor.destinationmaternity.com. The passcode for the conference call is 1561749.

In the event that you are unable to participate in the call, a replay will be available at 12:00 pm Eastern Time on Thursday, June 14, 2018, through 12:00 p.m. Eastern Time June 21, 2018, by calling (855) 859-2056 in the United States and Canada or (404) 537-3406 outside of the United States and Canada. The passcode for the replay is 1561749.

About Destination Maternity

Destination Maternity Corporation is the world’s largest designer and retailer of maternity apparel. As of May 5, 2018 Destination Maternity operates 1,118 retail locations in the United States, Canada and Puerto Rico, including 484 stores, predominantly under the trade names Motherhood Maternity®, A Pea in the Pod® and Destination Maternity®, and 634 leased department locations. The Company also sells merchandise on the web primarily through its brand-specific websites, motherhood.com and apeainthepod.com, as well as through its destinationmaternity.com website. Destination Maternity has international store franchise and product supply relationships in the Middle East, South Korea, Mexico, Israel and India. As of May 5, 2018 Destination Maternity has 186 international franchised locations, including 13 standalone stores operated under one of the Company’s nameplates and 173 shop-in-shop locations.

Reconciliation of Non-GAAP Financial Measures

This press release and the accompanying financial tables contain non-GAAP financial measures within the meaning of the SEC’s Regulation G, including 1) adjusted net loss, 2) adjusted net loss per share - diluted, 3) Adjusted EBITDA, 4) Adjusted EBITDA before other charges, 5) Adjusted EBITDA margin, and 6) Adjusted EBITDA margin before other charges. In the accompanying financial tables, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company’s management believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. In addition, certain of the Company’s cash and equity incentive compensation plans are based on the Company’s level of achievement of Adjusted EBITDA before other charges. The Company provides these various non-GAAP financial measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

Forward-Looking Statements

The Company cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made from time to time by management of the Company, including those regarding earnings, net sales, comparable sales, other results of operations, liquidity and financial condition, and various business initiatives, involve risks and uncertainties, and are subject to change based on various important factors. The following factors, among others, in some cases have affected and in the future could affect the Company’s financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any such forward-looking statements: the strength or weakness of the retail industry in general and of apparel purchases in particular, our ability to successfully manage our various business initiatives, the success of our international business and its expansion, our ability to successfully manage and retain our leased department and international franchise relationships and marketing partnerships, future sales trends in our various sales channels, unusual weather patterns, changes in consumer spending patterns, raw material price increases, overall economic conditions and other factors affecting consumer confidence, demographics and other macroeconomic factors that may impact the level of spending for apparel (such as fluctuations in pregnancy rates and birth rates), expense savings initiatives, our ability to anticipate and respond to fashion trends and consumer preferences, unanticipated fluctuations in our operating results, the impact of competition and fluctuations in the price, availability and quality of raw materials and contracted products, availability of suitable store locations, continued availability of capital and financing, our ability to hire, develop and retain senior management and sales associates, our ability to develop and source merchandise, our ability to receive production from foreign sources on a timely basis, our compliance with applicable financial and other covenants under our financing arrangements, potential debt prepayments, the trading liquidity of our common stock, changes in market interest rates, our compliance with certain tax incentive and abatement programs, war or acts of terrorism and other factors set forth in the Company’s periodic filings with the SEC, or in materials incorporated therein by reference.

Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. The Company assumes no obligation to update or revise the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law.

Contacts

Media:

Sloane & Company

Dan Zacchei, 212-486-9500

Dzacchei@sloanepr.com

Investors:

Erica Bartsch, 212-446-1875

Ebartsch@sloanepr.com

DESTINATION MATERNITY CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended
	May 5, 2018	April 29, 2017
Net sales	$103,227	$106,426
Cost of goods sold	47,824	48,487

Gross profit	55,403	57,939
Gross margin	53.7%	54.4%
Selling, general and administrative expenses (SG&A)	51,857	55,649
SG&A as a percentage of net sales	50.2%	52.3%
Store closing, asset impairment and asset disposal expenses	969	1,518
Other charges	1,150	817

Operating income (loss)	1,427	(45)
Interest expense, net	1,157	1,004

Income (loss) before income taxes	270	(1,049)
Income tax provision	56	93

Net income (loss)	$214	$(1,142)

Net income (loss) per share – Basic	$0.02	$(0.08)

Average shares outstanding – Basic	13,839	13,748

Net income (loss) per share – Diluted	$0.02	$(0.08)

Average shares outstanding – Diluted	13,963	13,748

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss)(1):
Net income (loss), as reported	$214	$(1,142)
Add: other charges	1,150	817
Less: income tax effect of other charges	(273)	(306)
Less: effect of change in accounting principle	—	(764)
Add: income tax effect of change in accounting principle	—	284
Add: deferred tax valuation allowance related to cumulative losses	(67)	424

Adjusted net income (loss) (1)	$1,024	$(687)

Adjusted net income (loss) per share – Diluted	$0.07	$(0.05)

(1)	Adjusted Net Income (Loss) represents net income adjusted for the after tax effect of (i) other charges; and (ii) the effect of a change in accounting principle and (iii) the change in deferred tax valuation allowance related to cumulative losses.

DESTINATION MATERNITY CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	May 5, 2018	February 3, 2018
ASSETS
Current assets:
Cash and cash equivalents	$2,005	$1,635
Trade receivables, net	8,889	6,692
Inventories	66,419	71,256
Prepaid expenses and other current assets	11,774	11,522

Total current assets	89,087	91,105
Property and equipment, net	62,481	66,146
Other assets	6,001	5,331

Total assets	$157,569	$162,582

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Line of credit borrowings	$15,200	$8,000
Current portion of long-term debt	5,045	4,780
Accounts payable	20,383	30,949
Accrued expenses and other current liabilities	31,102	31,661

Total current liabilities	71,730	75,390
Long-term debt	22,456	23,809
Deferred rent and other non-current liabilities	22,191	22,715

Total liabilities	116,377	121,914
Stockholders’ equity	41,192	40,668

Total liabilities and stockholders’ equity	$157,569	$162,582

Selected Consolidated Balance Sheet Data

(in thousands)

(unaudited)

	May 5, 2018	February 3, 2018	April 29, 2017
Cash and cash equivalents	$2,005	$1,635	$2,328
Inventories	66,419	71,256	73,681
Property and equipment, net	62,481	66,146	79,738
Line of credit borrowings	15,200	8,000	2,100
Total debt	42,701	36,589	39,063
Stockholders’ equity	41,192	40,668	60,393

DESTINATION MATERNITY CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended
	May 5, 2018	April 29, 2017
Operating Activities
Net income (loss)	$214	$(1,142)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,050	4,461
Stock-based compensation expense	328	414
Loss on impairment of long-lived assets	887	1,346
Loss on disposal of assets	13	94
Grow NJ award benefit	(707)	2,533
Amortization of deferred financing costs	165	103
Changes in assets and liabilities:
Decrease (increase) in:
Trade receivables	(2,197)	(1,489)
Inventories	4,837	(4,641)
Prepaid expenses and other current assets	(252)	3,705
Other non-current assets	(14)	(15)
Increase (decrease) in:
Accounts payable, accrued expenses and other current liabilities	(9,031)	1,474
Deferred rent and other non-current liabilities	(752)	(253)

Net cash provided by (used in) operating activities	(2,459)	6,590

Investing Activities
Capital expenditures	(1,141)	(2,027)
Additions to intangible assets	—	(10)

Net cash used in investing activities	(1,141)	(2,037)

Financing Activities
(Decrease) in cash overdraft	(1,980)	(1,004)
Increase (decrease) in line of credit borrowings	7,200	(2,500)
Repayment of long-term debt	(1,151)	(1,540)
Deferred financing costs paid	(80)	(6)
Withholding taxes on stock-based compensation paid in connection with repurchase of common stock	(19)	(35)

Net cash provided by (used in) financing activities	3,970	(5,085)

Effect of exchange rate changes on cash and cash equivalents	—	1

Net Increase (Decrease) in Cash and Cash Equivalents	370	(531)
Cash and Cash Equivalents, Beginning of Period	1,635	2,859

Cash and Cash Equivalents, End of Period	$2,005	$2,328

DESTINATION MATERNITY CORPORATION AND SUBSIDIARIES

Supplemental Financial Information

Reconciliation of Net Income (Loss) to Adjusted EBITDA(2)

and Adjusted EBITDA Before Other Charges and Change in Accounting Principle,

and Operating Income (Loss) Margin to Adjusted EBITDA Margin

and Adjusted EBITDA Margin Before Other Charges and Change in Accounting Principle

(in thousands, except percentages)

(unaudited)

	Three Months Ended
	May 5, 2018	April 29, 2017
Net income (loss)	$214	$(1,141)
Add: income tax provision	56	93
Add: interest expense, net	1,157	1,004

Operating income (loss)	1,427	(45)
Add: depreciation and amortization expense	4,050	4,461
Add: loss on impairment of long-lived assets	887	1,346
Add: loss on disposal of assets	13	94
Add: stock-based compensation expense	328	414

Adjusted EBITDA (2)	6,705	6,270
Add: other charges for proxy contest and proposed merger	886	814
Add: other charges for management and organizational changes	264	3
Less: effect of change in accounting principle	—	(764)

Adjusted EBITDA before other charges and change in accounting principle	$7,855	$6,323

Net sales	$103,227	$106,426

Operating income (loss) margin (operating income as a percentage of net sales)	1.4%	(0.1)%
Adjusted EBITDA margin (adjusted EBITDA as a percentage of net sales)	6.5%	5.9%
Adjusted EBITDA margin before other charges and effect of change in accounting principle (adjusted EBITDA before other charges and change in accounting principle as a percentage of net sales)	7.6%	5.9%

(2)	Adjusted EBITDA represents operating income before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss on disposal of assets; and (iv) stock-based compensation expense.

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